ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

1st Quarter 2012 Supplemental Information


SAFEWAY
VONS

Retail Opportunity Investments Corp.
www.roicreit.com

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) (the "Company") is a fully-integrated real estate company that qualifies as a REIT for U.S. federal income tax purposes. The Company is focused on investing in, acquiring, owning, leasing, repositioning and managing a diverse portfolio of necessity-based retail properties, including, well-located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. The Company targets properties strategically situated in densely populated markets in western and eastern regions of the United States. Additional company information is available www.roicreit.com

Forward Looking Information

Certain information contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate and real estate-related debt investments that meet the Company's investment standards and the time period required for the Company to acquire its initial portfolio of target assets; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate and real estate-related debt investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, including amounts we are required to pay to the Company's management team and to engage third party property managers; changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. and the Company’s Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company’s filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company’s filings with the Securities and Exchange Commission, including but not limited to, the Company’s Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”).

Table of Contents

ROIC

Balance Sheets

(unaudited, dollars in thousands)

	As of			
		03/31/12		12/31/11
Assets				
Real Estate Investments:				
Land	$	176,194	$	167,192
Buildings and improvements		449,999		413,641
Less: accumulated depreciation and amortization		(18,376)		(14,451)
		607,817		566,381
Mortgage notes receivable		10,000		10,000
Investment in and advances to unconsolidated joint ventures		26,650		26,243
Real Estate Investments, net		644,467		602,624
Cash and cash equivalents		10,739		34,318
Restricted cash		1,703		1,231
Tenant and other receivables		7,721		6,896
Deposits		500		500
Acquired lease intangible asset, net of accumulated amortization		32,297		32,024
Prepaid expenses		981		673
Deferred charges, net of accumulated amortization		14,970		15,342
Other assets		852		826
TOTAL ASSETS	$	714,230	$	694,433
Liabilities				
Mortgage notes payable	$	67,864	$	59,906
Credit Facilities		125,000		110,000
Acquired lease intangibles liability, net of accumulated amortization		46,735		46,701
Accounts payable and accrued expenses		5,420		7,475
Tenants' security deposits		1,578		1,553
Other liabilities		18,001		18,309
TOTAL LIABILITIES		264,598		243,944
Equity:				
Common stock, $.0001 par value 500,000,000 shares authorized		5		5
Additional paid-in-capital		487,206		484,194
Accumulated deficit		(24,453)		(19,618)
Accumulated other comprehensive loss		(13,128)		(14,095)
Total Retail Opportunity Investments Corp. shareholders' equity		449,630		450,487
Noncontrolling interests		2		2
TOTAL EQUITY		449,632		450,489
TOTAL LIABILITIES AND EQUITY	$	714,230	$	694,433

The Company's Form 10-Q for the quarters ended March 31 2012 and 2011, and Form 10-K for the year ended December 31, 2011 should be read in conjunction with the above information.

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended	
	03/31/12	03/31/11
Revenues:		
Base rents	$ 13,341	$ 7,181
Recoveries from tenants	3,104	1,905
Mortgage receivable	202	955
TOTAL REVENUES	16,647	10,041
Operating Expenses:		
Property operating	2,969	1,096
Property taxes	1,599	1,052
Depreciation and amortization	6,650	4,252
General & Administrative Expenses	2,420	2,389
Acquisition transaction costs	123	175
TOTAL OPERATING EXPENSES	13,761	8,964
NET OPERATING INCOME	2,886	1,077
Non-Operating Income (Expenses):		
Interest Expense and other finance expenses	(2,293)	(916)
Gain on bargain purchase	-	5,762
Other Income		
Equity in income of unconsolidated joint ventures	524	243
Interest Income	10	13
TOTAL NON-OPERATING INCOME (EXPENSES)	(1,759)	5,102
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 1,127	$ 6,179
NET INCOME PER COMMON SHARE - BASIC	**$ 0.02**	**$ 0.15**
NET INCOME PER COMMON SHARE - DILUTED	**$ 0.02**	**$ 0.15**
Weighted average common shares outstanding - basic	**49,604**	**41,847**
Weighted average common shares outstanding - diluted	**49,690**	**41,847**

The Company's Form 10-Q for the quarters ended March 31, 2012 and 2011, and Form 10-K for the year ended December 31, 2011 should be read in conjunction with the above information.

(unaudited, in thousands, except per share amounts)

	Three Months Ended	
	03/31/12	03/31/11
Funds from Operations: (FFO) (1)		
Net income for the period	$ 1,127	$ 6,179
Plus:		
Real property depreciation	3,206	1,803
Amortization of tenant improvements and allowances	1,089	566
Amortization of deferred leasing costs	2,961	2,322
FUNDS FROM OPERATIONS - BASIC	**$ 8,383**	**$ 10,870**
FUNDS FROM OPERATIONS - DILUTED	**$ 8,383**	**$ 10,870**
FUNDS FROM OPERATIONS PER SHARE - BASIC	**$ 0.17**	**$ 0.26**
FUNDS FROM OPERATIONS PER SHARE - DILUTED	**$ 0.17**	**$ 0.26**
Weighted average common shares outstanding - basic	49,604	41,847
Weighted average common shares outstanding - diluted	49,690	41,847
Common dividends per share	**$ 0.12**	**$ 0.08**
Cash Dividend	**$ 5,954**	**$ 3,357**
Modified Funds from Operations: (MFFO)		
Funds From Operations	$ 8,383	$ 10,870
Plus:Acquisition transaction costs	123	175
MODIFIED FUNDS FROM OPERATIONS - BASIC	**$ 8,505**	**$ 11,045**
MODIFIED FUNDS FROM OPERATIONS - DILUTED	**$ 8,505**	**$ 11,045**
MODIFIED FUNDS FROM OPERATIONS PER SHARE - BASIC	**$ 0.17**	**$ 0.26**
MODIFIED FUNDS FROM OPERATIONS PER SHARE - DILUTED	**$ 0.17**	**$ 0.26**
Dividend/FFO	**71.0%**	**30.9%**
Dividend/MFFO	**70.0%**	**30.4%**

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.
The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:
- does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The Company's Form 10-Q for the quarters ended March 31, 2012 and 2011, and Form 10-K for the year ended December 31, 2011 should be read in conjunction with the above information.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Actual Interest Rate	GAAP Interest Rate (3)	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:					
Cascade Summit Loan	6,838	7.3%	3.6%	07/10/12	3.6%
Gateway Village I Loan	6,831	5.6%	3.8%	02/01/14	3.6%
Gateway Village II Loan	6,982	5.7%	3.8%	05/01/14	3.7%
Euclid Plaza	8,428	5.2%	5.2%	11/01/14	4.4%
Country Club Gate Loan	12,654	5.0%	4.2%	01/01/15	6.6%
Renaissance Town Center Loan	16,957	5.1%	4.8%	06/01/15	8.9%
Gateway Village III Loan	7,525	6.1%	4.8%	07/01/16	3.9%
Interest Rate Swaps (5)	75,000	5.0%	5.0%	Various	39.2%
Total Fixed Rate Debt	$ 141,215	5.3%	4.7%		73.9%
Variable Rate Debt:					
Credit Facility (1)	15,000	2.0%	2.0%	09/20/14	7.8%
Term Loan Facility (2)	110,000	2.0%	2.0%	09/20/15	57.5%
Interest Rate Swaps (5)	(75,000)				
Total Variable Rate Debt:	$ 50,000	2.0%			26.1%
TOTAL DEBT	$ 191,215	3.7%	3.4%		100.0%
Net Unamortized Premiums on Mortgages	1,649				
TOTAL DEBT - NET	$ 192,864				

Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Credit facilities	Total	Percentage of Debt Maturing
2012	$ 806	$ 6,774		$ 7,580	4.0%
2013	981	-		981	0.5%
2014	788	21,303	15,000	37,090	19.4%
2015	208	28,146	110,000	138,354	72.4%
2016	41	7,169		7,210	3.8%
	$ 2,824	$ 63,392	$ 125,000	$ 191,215	100.0%
Net Unamortized Premiums on Mortgages				1,649	
				$ 192,864	

Summary of Unencumbered/Encumbered properties (4)

	# of Properties	GLA	%
Unencumbered properties	27	2,948,489	87.4%
Encumbered properties	5	424,005	12.6%
	32	3,372,494	100.0%

(1) - The Company has an unsecured credit agreement (facility) with several banks. The facility provides for borrowings of up to $175 million and contains an accordion feature, which allows the Company the ability to increase the facility amount up to $300 million subject to commitments and other conditions. The facility has an initial maturity date of September 20, 2014 with an option that allows the Company to extend the facility for one year. Interest on outstanding amounts is at a rate equal to an applicable rate based on the consolidated leverage ratio of the Company and its subsidiaries, plus, as applicable, (i) a LIBOR rate determined by reference to the cost of funds for Dollar deposits for the relevant period (the Eurodollar Rate), or (ii) a base rate determined by reference to the highest of (a) the federal funds rate plus one-half of 1%, (b) the rate of interest announced by Key Bank as its "prime rate," and (c) the Eurodollar Rate plus 1.00% (the Base Rate). The Company is obligated to pay (i) an unused facility fee of (a) 0.35% if the total outstanding principal amount is less than 50% of the aggregate commitments or (b) 0.20% if the total outstanding principal amount is greater than or equal to 50% of the aggregate commitments, and (ii) a fronting fee with respect to each letter of credit issued under the unsecured credit agreement.

(2) - The Company has an unsecured term loan agreement (facility) with several banks. The facility provides for borrowings of up to $110 million and contains an accordion feature, which allows the Company the ability to increase the facility amount up to $175 million subject to commitments and other conditions. The facility has a maturity date of September 20, 2015 with an option that allows the Company to extend the facility for one year. Interest on outstanding amounts is at a rate equal to an applicable rate based on the consolidated leverage ratio of the Company and its subsidiaries, plus, as applicable, (i) a LIBOR rate determined by reference to the cost of funds for Dollar deposits for the relevant period (the Eurodollar Rate) or (ii) a base rate determined by reference to the highest of (a) the federal funds rate plus one-half of 1%, (b) the rate of interest announced by Key Bank as its "prime rate," and (c) the Eurodollar Rate plus 1.00% (the Base Rate).

(3) - Reflects the market interest rate at the date the mortgage was assumed.

(4) - Does not include unconsolidated joint ventures.

(5) - The Company has hedged $75 million of its variable rate debt effective as of March 31, 2012. Effective on April 2, 2012, two additional swaps, aggregating $75 million, will become effective.

(6) - On April 10, 2012, the Company paid off the mortgage secured by the Cascade Summit shopping center.

2012 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	% Owned		Purchase Amount	GIA
1Q 2012						
Gateway Shopping Center	Marysville, WA	02/16/12	100.0%	$	29,500	101,250
Euclid Plaza	San Diego, CA	03/29/12	100.0%		15,900	69,133
Total 1Q 2012					45,400	170,383
Total 2012 Acquisitions				$	45,400	170,383

The above does not purport to disclose all items required under GAAP.

Property Portfolio

(dollars in thousands)

Shopping Centers/Region	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Stabilized Shopping Centers								
Northern California								
Norwood Shopping Center	Sacramento	CA	100.0%	04/06/10	88,851	98.2%	$ 1,164	Viva Supermarket, Rite Aid, Citi Trends
Pleasant Hill Marketplace	Pleasant Hill	CA	100.0%	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	100.0%	01/06/11	165,025	100.0%	1,711	Kmart, SaveMart (Lucky) Supermarket [illegible]
Milk Shopping Center	Rancho Cordova	CA	100.0%	02/17/11	239,031	86.8%	1,978	Raleys Supermarket, UEI College, Dollar Tree
Morada Ranch	Stockton	CA	100.0%	05/16/11	101,842	97.6%	2,142	Raleys Supermarket
Country Club Gate Center	Pacific Grove	CA	100.0%	07/08/11	109,331	92.4%	1,770	SaveMart(Lucky) Supermarket, Rite Aid
Northern California Totals					**773,795**	**94.3%**	**10,108**	
Southern California								
Paramount Plaza	Paramount	CA	100.0%	12/22/09	95,062	100.0%	1,702	Fresh & Easy, Rite Aid, TJ Maxx
Santa Ana Downtown Plaza	Santa Ana	CA	100.0%	01/26/10	100,305	97.8%	1,768	Kroger(Food 4 Less) Supermarket, FAMSA
Gateway Village	Chino Hills	CA	100.0%	12/17/10	96,959	95.6%	2,724	Sprouts Farmers Market
Sycamore Creek	Corona	CA	100.0%	09/30/10	74,198	89.9%	1,458	Safeway (Vons) Supermarket, CVS [illegible]
Marketplace Del Rio	Oceanside	CA	100.0%	01/03/11	177,136	95.3%	3,056	Stater Brothers Supermarket, Walgreens, Ace Hardware
Renaissance Towne Centre	San Diego	CA	100.0%	08/03/11	53,074	97.2%	1,959	CVS Pharmacy
Desert Springs Marketplace	Palm Desert	CA	100.0%	02/17/11	105,157	100.0%	2,267	Kroger (Ralph's) Supermarket, Rite Aid
Euclid Plaza	San Diego	CA	100.0%	03/29/12	69,133	100.0%	1,126	Vallarta Supermarket, Walgreens
Southern California Totals					**771,024**	**96.9%**	**16,060**	
Portland Metropolitan								
Vancouver Market Center	Vancouver	WA	100.0%	06/17/10	118,385	89.3%	888	Albertsons Supermarket
Happy Valley Town Center	Happy Valley	OR	100.0%	07/14/10	132,896	98.5%	2,633	New Seasons Supermarket
Oregon City Point	Oregon City	OR	100.0%	07/14/10	35,305	73.4%	770	Starbucks, West Coast Bank, FedEx Kinko's
Cascade Summit Town Square	West Linn	OR	100.0%	08/20/10	95,508	100.0%	1,423	Safeway Supermarket
Heritage Market Center	Vancouver	WA	100.0%	09/23/10	107,468	93.4%	1,527	Safeway Supermarket
Division Crossing	Portland	OR	100.0%	12/22/10	98,321	58.8%	646	Rite Aid
Halsey Crossing	Gresham	OR	100.0%	12/22/10	99,428	98.6%	810	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	100.0%	11/23/11	156,021	93.0%	2,054	Albertson's Supermarket, Dollar Tree, Marshalls
Portland Metropolitan Totals					**843,332**	**90.0%**	**10,751**	
Seattle Metropolitan								
Meridian Valley Plaza	Kent	WA	100.0%	02/01/10	51,597	100.0%	617	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	100.0%	03/11/10	74,130	100.0%	1,308	Haggen Food & Pharmacy
Crossroads (3)	Bellevue	WA	49.0%	12/23/10	463,620	92.1%	6,984	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Canyon Park Shopping Center	Bothell	WA	100.0%	07/29/11	123,627	96.4%	1,370	Albertson's Supermarket, Rite Aid
Hawks Prairie Shopping Center	Lacey	WA	100.0%	09/09/11	154,781	95.0%	1,626	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	Seattle	WA	100.0%	09/30/11	73,563	100.0%	1,711	IGA Supermarket, J.C. Penney
Gateway Shopping Center	Marysville	WA	100.0%	02/16/12	101,250	97.6%	2,267	Rite Aid, Ross Dress For Less, WinCo Foods [illegible]
Seattle Metropolitan Totals					**1,042,568**	**95.1%**	**15,883**	
STABILIZED SHOPPING CENTERS					**3,430,719**	**94.1%**	**$ 52,802**	
100% Owned					**2,967,099**	**94.4%**	**45,818**	
Joint Venture					**463,620**	**92.1%**	**6,984**	
Total					**3,430,719**	**94.1%**	**$ 52,802**	

The above does not purport to disclose all items required under GAAP.

ROIC

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers/Region	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Repositioning Shopping Centers								
Phillips Village	Pomona	CA	100.0%	02/02/10	125,708	69.7%	$ 1,074	Fresh Choice Supermarket
Claremont Promenade	Claremont	CA	100.0%	09/23/10	91,520	84.1%	1,201	Super King Supermarket
Nimbus Village	Rancho Cordova	CA	100.0%	02/17/11	71,318	68.5%	787	Spaghetti Factory Restaurant, Cattlemens Restaurant
Round Hill Square Shopping Center	Zephyr Cove	NV	100.0%	09/21/11	116,849	81.2%	1,914	Safeway Supermarket, US Postal Service
REPOSITIONING SHOPPING CENTERS					405,395	76.0%	4,976	
New Development Shopping Centers								
Wilsonville Old Town Square (3)	Wilsonville	OR	95.0%	07/15/10	49,973	77.5%	944	Kroger (Fred Meyer) (2)
NEW DEVELOPMENT SHOPPING CENTERS					49,973	77.5%	944	
TOTAL PROPERTY PORTFOLIO					3,886,087	92.0%	$ 58,722	

(1) - Annual base rent is equal to monthly rent, on an annualized basis, at March 31, 2012. Annual base rent does not include concessions or future rent increases.
(2) - These retailers own their own spaces and are not tenants of the Company.
(3) - Includes 100 percent of properties owned by unconsolidated joint ventures.

Top Ten Tenants

(Wholly-owned Properties)

Tenant	Number of Leases	ABR	Percent of Total ABR	GLA	Percent of Total Leased GLA
1 Safeway	7	$ 2,840	5.6%	301,629	9.7%
2 Rite Aid	7	2,100	4.1%	147,765	4.8%
3 Kroger	3	1,327	2.6%	112,033	3.6%
4 Raley's	3	1,198	2.4%	123,053	4.0%
5 J.C. Penney	1	1,112	2.2%	47,667	1.5%
6 Albertson's	4	1,001	2.0%	147,835	4.8%
7 Haggen	1	836	1.6%	53,500	1.7%
8 PetSmart, Inc.	2	637	1.3%	39,076	1.3%
9 JP Morgan Chase	6	632	1.2%	24,405	0.8%
10 Vallarta Supermarkets	1	619	1.2%	41,259	1.3%
	35	$ 12,302	24.2%	1,038,222	33.5%

Lease Expiration Schedule

(Wholly-owned Properties)

Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	3	80,950	2.6%	$ 7.92	1.3%
2013	2	45,406	1.5%	9.25	0.8%
2014	2	102,040	3.3%	9.23	1.8%
2015	4	145,636	4.7%	5.54	1.6%
2016	5	193,912	6.3%	7.77	3.0%
2017	6	207,328	6.7%	8.95	3.6%
2018	3	68,963	2.2%	16.07	2.2%
2019	5	132,174	4.3%	14.45	3.8%
2020	2	70,208	2.3%	7.40	1.0%
2021+	14	633,093	20.4%	13.24	16.5%
	46	1,679,710	54.2%	$ 10.77	35.6%

Non-Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	78	163,167	5.3%	$ 21.86	7.0%
2013	84	179,295	5.8%	24.24	8.6%
2014	89	182,828	5.9%	22.79	8.2%
2015	89	221,887	7.2%	22.01	9.6%
2016	100	216,551	7.0%	22.13	9.4%
2017	53	134,606	4.3%	24.38	6.5%
2018	18	62,128	2.0%	25.31	3.1%
2019	14	68,765	2.2%	22.86	3.1%
2020	8	42,901	1.4%	21.74	1.8%
2021+	31	147,833	4.8%	24.26	7.1%
	564	1,419,961	45.8%	$ 23.03	64.4%

All Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	81	244,117	7.9%	$ 17.24	8.3%
2013	86	224,701	7.2%	21.21	9.4%
2014	91	284,868	9.2%	17.93	10.1%
2015	93	367,523	11.9%	15.48	11.2%
2016	105	410,463	13.2%	15.35	12.4%
2017	59	341,934	11.0%	15.03	10.1%
2018	21	131,091	4.2%	20.45	5.3%
2019	19	200,939	6.5%	17.33	6.8%
2020	10	113,109	3.6%	12.84	2.8%
2021+	45	780,926	25.2%	15.33	23.6%
	610	3,099,671	100.0%	$ 16.39	100.0%

Anchor tenants are leases equal to or greater than 15,000 square feet.
Does not assume exercise of renewal options.

Leasing Summary

(Wholly-owned Properties)

New Leases

	For the Three Months Ended March 31, 2012		
	Non-Anchors	Anchors	Total
Number of Leases	30	-	30
Gross Leasable Area (sq. ft.)	50,553	-	50,553
Initial Base Rent ($/sq. ft.)	$ 23.88	$ -	$ 23.88
Tenant Improvements ($/sq. ft.)	$ 11.57	$ -	$ 11.57
Leasing Commissions ($/sq. ft.)	$ 2.80	$ -	$ 2.80

Renewals

	For the Three Months Ended March 31, 2012		
	Non-Anchors	Anchors	Total
Number of Leases	21	2	23
Gross Leasable Area (sq. ft.)	34,951	86,957	121,908
Initial Base Rent ($/sq. ft.)	$ 30.19	$ 7.03	$ 13.67
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -

Total

	For the Three Months Ended March 31, 2012		
	Non-Anchors	Anchors	Total
Number of Leases	51	2	53
Gross Leasable Area (sq. ft.)	85,504	86,957	172,461
Initial Base Rent ($/sq. ft.)	$ 26.50	$ 7.0	$ 16.67
Tenant Improvements ($/sq. ft.)	$ 6.84	$ -	$ 3.39
Leasing Commissions ($/sq. ft.)	$ 1.66	$ -	$ 0.82

Anchor tenants are leases equal to or greater than 15,000 square feet.

Investor Information

Retail Opportunity Investments Corp.
www.roicreit.com
NASDAQ: ROIC
03/31/12 Stock Price: $12.04

Investor Relations:
Liz Coughlin
lcoughlin@roireit.net
914.620.2702 (o)
914.308.0068 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Davenport & Company	Allen Bach	804.697.2954
Green Street	Jason White	949.640.8780
Sidoti & Company, LLC	Jeffrey Lau	212.453.7029